UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2020 (April 27, 2020)
HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Maryland	(Healthcare Trust of America, Inc.)	001-35568	20-4738467
Delaware	(Healthcare Trust of America Holdings, LP)	333-190916	20-4738347
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320,	Scottsdale,	Arizona	85254	(480)	998-3478
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

www.htareit.com
(Internet address)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HTA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Healthcare Trust of America, Inc.	☐	Emerging growth company
Healthcare Trust of America Holdings, LP	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Trust of America, Inc.	☐
Healthcare Trust of America Holdings, LP	☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 27, 2020, the Board of Directors of Healthcare Trust of America, Inc., a Maryland corporation (the “Company”), amended and restated the Company’s Third Amended and Restated Bylaws ("Bylaws") to remove the previous requirement that only stockholders who meet certain ownership thresholds are permitted to submit a proposal to amend the Bylaws. As amended and restated, the Bylaws now permit any stockholder to submit a proposal, subject to and in accordance with the Bylaws, to amend the Bylaws.
The following is a summary of the changes effected by adoption of the Fourth Amended and Restated Bylaws, which is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Bylaws, a copy of which is being filed with this Current Report on Form 8-K as Exhibit 3.1 hereto and incorporated herein by reference. The Fourth Amended and Restated Bylaws are referred to herein as the amended Bylaws.

ARTICLE XIV. AMENDMENT OF BYLAWS.
Amendment of Bylaws. The amended Bylaws permit the stockholders of the Company to amend the Company’s Bylaws by the affirmative vote of a majority of all votes entitled to be cast on the matter. A stockholder proposal submitted under Article XIV of the amended Bylaws may alter or repeal any provision of the Bylaws and to adopt new Bylaw provisions to the extent permitted by and consistent with the Company's Charter, the Bylaws (including, without limitation, Section 3(b) and Section 11 thereof) and applicable law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

3.1	Fourth Amended and Restated Bylaws of Healthcare Trust of America, Inc. dated April 27, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: April 29, 2020	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: April 29, 2020	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman